UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):
March 17, 2011 (March 16, 2011)
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 16, 2011, Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Wunderlich Securities, Inc. and McNicoll, Lewis & Vlak LLC (the “Underwriters”) pursuant to which the Company agreed to issue and sell to the public through the Underwriters, on a “best efforts” basis, an aggregate of 400,000 shares (the “Shares”) of the Company’s 8.0% Series D Cumulative Preferred Stock, par value $0.01 per share and liquidation preference $50.00 per share (the “Series D Preferred Stock”).  The Shares are being offered to the public at $47.00 per Share, and the net proceeds to the Company would be $44.65 per Share after deducting underwriting commissions, but before deducting expenses related to the offering.

The Shares will be issued pursuant to a final prospectus supplement filed on March 17, 2011 with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-169651), which became effective on November 12, 2010.  The Underwriting Agreement provides that the Underwriters will offer and sell the Shares for the Company on a “best efforts” basis, and the Underwriters are under no obligation to purchase any Shares for their own account or sell any specific number or dollar amount of securities.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company, on one hand, and the Underwriters, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.  In addition, the Underwriting Agreement provides that the Company is under no obligation to sell any Shares unless, upon the closing, the Shares meet certain criteria to list on the New York Stock Exchange Amex Equities (the “NYSE Amex”). The Company has received conditional approval from the NYSE Amex to list the shares of Series D Preferred Stock on the NYSE Amex under the symbol “MHR.PR.D” upon issuance.

Certain of the Underwriters and their affiliates have provided in the past to the Company and its affiliates, and may provide from time to time in the future, certain financial advisory, investment banking and other services in the ordinary course of their business, for which they have received, and may continue to receive, customary fees and commissions.  In particular, McNicoll, Lewis & Vlak LLC currently acts as the Company’s agent in connection with the sale of the Company’s common stock pursuant to the terms of an at-the-market sales agreement, which provides that the Company may sell up to 10,000,000 shares of its common stock from time to time.  Wunderlich Securities, Inc. previously acted as the underwriter in connection with the initial public offering of the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock (the “Series C Preferred Stock”).  McNicoll, Lewis & Vlak LLC previously acted as the Company’s agent in connection with the sale of its Series C Preferred Stock pursuant to the terms of an at-the-market sales agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

In connection with entering into the Underwriting Agreement, on March 16, 2011 the Company filed a Certificate of Designation of Rights and Preferences (the “Certificate of Designation”) for the Series D Preferred Stock with the Secretary of State of the State of Delaware with respect to 5,750,000 shares of Series D Preferred Stock, a copy of which is filed herewith as Exhibit 3.1 and is incorporated by reference herein.  The Series D Preferred Stock is not convertible into, or exchangeable for, any of the Company’s other property or securities.  Except upon a change of control of the Company, the Series D Preferred Stock may not been redeemed before March 21, 2014, at or after which time the Series D Preferred Stock may be redeemed at the Company’s option for $50.00 per share in cash.  In the event of a change of control of the Company, the Series D Preferred Stock will be redeemable at the option of the Company (or the acquiring entity) in whole but not in part at (i) $51.50 per share if the redemption date is on or before March 20, 2012, (ii) $51.00 per share if the redemption date is after March 20, 2012 and on or before March 20, 2013, (iii) $50.50 per share if the redemption date is after March 20, 2013 and on or before March 20, 2014, and (iv) $50.00 per share if the redemption date is after March 20, 2014.  There is no mandatory redemption of the Series D Preferred Stock.  See the Certificate of Designation for additional information relating to the payment of dividends, voting rights, the ranking of the Series D Preferred Stock in comparison with the Company’s other securities, and other matters.

Item 3.03.  Material Modification to Rights of Security Holders.

The filing of the Certificate of Designation (defined above) and the issuance of the Series D Preferred Stock affects the holders of the Company’s common stock to the extent provided for in the Certificate of Designation, which was filed as an amendment to the Company’s certificate of incorporation with the Secretary of State of the State of Delaware on March 16, 2011.  The information included in Item 1.01 of this Current Report on Form 8-K, including the description of the Certificate of Designation, is also incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 5.03 of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2011, by and among Magnum Hunter Resources Corporation, Wunderlich Securities, Inc., and McNicoll, Lewis & Vlak LLC.
3.1	Certificate of Designation of Rights and Preferences of 8.0% Series D Cumulative Preferred Stock.
5.1	Opinion of Fulbright & Jaworski L.L.P. dated March 17, 2011.
8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters dated March 17, 2011.
23.1	Consent of Fulbright & Jaworski L.L.P. (included in Exhibits 5.1 and 8.1).

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: March 17, 2011	By:	/s/ Gary C. Evans
Gary C. Evans
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 16, 2011, by and among Magnum Hunter Resources Corporation, Wunderlich Securities, Inc., and McNicoll, Lewis & Vlak LLC.
3.1	Certificate of Designation of Rights and Preferences of 8.0% Series D Cumulative Preferred Stock.
5.1	Opinion of Fulbright & Jaworski L.L.P. dated March 17, 2011.
8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters dated March 17, 2011.
23.1	Consent of Fulbright & Jaworski L.L.P. (included in Exhibits 5.1 and 8.1).